EXHIBIT 10.55

THIS AGREEMENT IS SUBJECT TO THE TERMS AND PROVISIONS OF (i) THAT CERTAIN INTERCREDITOR AGREEMENT DATED OF EVEN DATE HEREWITH BY AND AMONG THE COMPANY, LAURUS AND WELLS FARGO FOOTHILL, INC. AND (ii) ANY REPLACEMENT OR SUCCESSOR INTERCREDITOR AGREEMENT WITH ANY REPLACEMENT OR SUCCESSOR SENIOR CREDITOR.

ACCERIS COMMUNICATIONS, INC. AND CERTAIN OF ITS SUBSIDIARIES
MASTER SECURITY AGREEMENT

To: Laurus Master Fund, Ltd.

c/o M&C Corporate Services Limited
P.O. Box 309 GT
Ugland House
South Church Street
George Town
Grand Cayman, Cayman Islands

Date: October 14, 2004

To Whom It May Concern:

     1. To secure the payment of all Obligations (as hereafter defined), Acceris Communications, Inc., a Florida corporation (the “Company”), each of the other undersigned parties (other than Laurus Master Fund, Ltd, “Laurus”)) and each other entity that is required to enter into this Master Security Agreement (each an “Assignor” and, collectively, the “Assignors”) hereby assigns and grants to Laurus, subject to the rights of any senior secured creditors of Assignee, their permitted successors, assigns or replacements, including any lender hereafter providing a secured credit facility to any one or more of the undersigned in an aggregate principal amount of up to $18,000,000, a continuing security interest in all of the following property now owned or at any time hereafter acquired by any Assignor, or in which any Assignor now have or at any time in the future may acquire any right, title or interest (the “Collateral”): all cash, cash equivalents, accounts, accounts receivable, deposit accounts, inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles (including, without limitation, payment intangibles and an absolute right to license on terms no less favorable than those currently in effect among our affiliates), chattel paper, supporting obligations, investment property (including, without limitation, all equity interests owned by any Assignor), letter-of-credit rights, trademarks, trademark applications, tradestyles, patents, patent applications, copyrights, copyright applications and other intellectual property in which any Assignor now has or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefore. In the event any Assignor wishes to finance the acquisition in the ordinary course of business of any hereafter acquired equipment and have obtained a commitment from a financing

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source to finance such equipment from an unrelated third party, Laurus agrees to release its security interest on such hereafter acquired equipment so financed by such third party financing source. Except as otherwise defined herein, all capitalized terms used herein shall have the meaning provided such terms in the Securities Purchase Agreement referred to below.

     2. The term “Obligations” as used herein shall mean and include all debts, liabilities and obligations owing by each Assignor to Laurus arising under, out of, or in connection with: (i) that certain Securities Purchase Agreement dated as of the date hereof by and between the Company and Laurus (the “Securities Purchase Agreement”) and (ii) the Related Agreements referred to in the Securities Purchase Agreement (the Securities Purchase Agreement and each Related Agreement, as each may be amended, modified, restated or supplemented from time to time, are collectively referred to herein as the “Documents”), and in connection with any documents, instruments or agreements relating to or executed in connection with the Documents or any documents, instruments or agreements referred to therein or otherwise, and in connection with any other indebtedness, obligations or liabilities of any Assignor to Laurus, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise, in each case, irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against any Assignor under Title 11, United States Code, including, without limitation, obligations or indebtedness of each Assignor for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case.

     3. Each Assignor hereby jointly and severally represents, warrants and covenants to Laurus that:

     (a) it is a corporation, partnership or limited liability company, as the case may be, validly existing, in good standing and organized under the respective laws of its jurisdiction of organization set forth on Schedule A, and each Assignor will provide Laurus thirty (30) days’ prior written notice of any change in any of its respective jurisdiction of organization;

     (b) its legal name is as set forth in its respective Certificate of Incorporation or other organizational document (as applicable) as amended through the date hereof and as set forth on Schedule A, and it will provide Laurus thirty (30) days’ prior written notice of any change in its legal name;

     (c) its organizational identification number (if applicable) is as set forth on Schedule A hereto, and it will provide Laurus thirty (30) days’ prior written notice of any change in any of its organizational identification number;

     (d) it is the lawful owner of the respective Collateral and it has the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities;

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     (e) it will keep its respective Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature (“Encumbrances”), except (i) Encumbrances securing liens in favor of any senior secured creditor of the Assignors, (ii) Encumbrances securing the Obligations, (iii) Encumbrances permitted under the Securities Purchase Agreement, (iv) to the extent said Encumbrance does not secure indebtedness in excess of $50,000 and such Encumbrance is removed or otherwise released within ten (10) days of the creation thereof, (v) Encumbrances created in the ordinary course of business or pursuant to customary customer servicing and license agreements, and (vi) Encumbrances waived or consented to by the Senior Creditor.

     (f) it will, at its and the other Assignors joint and several cost and expense keep the Collateral in good state of repair (ordinary wear and tear excepted) and will not waste or destroy the same or any part thereof other than ordinary course discarding of items no longer used or useful in its or such other Assignors’ business;

     (g) it will not without Laurus’ prior written consent, sell, exchange, lease or otherwise dispose of the Collateral, whether by sale, lease or otherwise, except (i) for the sale of inventory in the ordinary course of business, (ii) as expressly permitted under the Securities Purchase Agreement, (iii) as expressly waived or consented to by the Senior Creditor, (iv) for the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out equipment or equipment no longer necessary for its ongoing needs and (v) sales of assets pursuant to arms-length transactions, only to the extent (for purposes of subsections (iv) and (v) only) that:

     (i) the proceeds of any such sale, disposition or transfer are used to acquire replacement Collateral which is subject to Laurus’ perfected security interest, or are used to repay Obligations or to pay general corporate expenses, provided that any such repayment shall not be subject to any prepayment penalties or premiums; and

     (ii) following the occurrence of an Event of Default which continues to exist the proceeds of which are remitted to Laurus to be held as cash collateral for the Obligations;

     (h) it will insure or cause the Collateral to be insured in Laurus’ name against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as Laurus shall specify in amounts and under policies by insurers acceptable to Laurus and all premiums thereon shall be paid by such Assignor and the policies delivered to Laurus. If any such Assignor fails to do so, Laurus may procure such insurance and the cost thereof shall be promptly reimbursed by the Assignors, jointly and severally, and shall constitute Obligations;

     (i) it will at all reasonable times allow Laurus or Laurus’ representatives reasonable access to and the right of inspection of the Collateral during regular business hours on reasonable prior notice, not to exceed twice during any calendar year in the absence of an Event of Default;

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     (j) such Assignor (jointly and severally with each other Assignor) hereby indemnifies and saves Laurus harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys’ fees, that Laurus may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations and/or in the enforcement of this Master Security Agreement or in the prosecution or defense of any action or proceeding either against Laurus or any Assignor concerning any matter growing out of or in connection with this Master Security Agreement, and/or any of the Obligations and/or any of the Collateral except to the extent caused by Laurus’ own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and nonappealable decision).

     4. The occurrence of any of the following events or conditions shall constitute an “Event of Default” under this Master Security Agreement:

     (a) any covenant, warranty, representation or statement made or furnished to Laurus by the Assignor or on the Assignor’s behalf was breached in any material respect or false in any material respect when made or furnished, as the case may be, and, in the case of a covenant, if subject to cure, shall not be cured for a period of fifteen (15) days;

     (b) the loss, theft, substantial damage, destruction, sale or encumbrance to or of any of the Collateral or the making of any levy, seizure or attachment thereof or thereon except to the extent:

     (i) such loss is covered by insurance proceeds which are used to replace the item or repay Laurus; or

     (ii) said levy, seizure or attachment does not secure indebtedness in excess of $100,000 and such levy, seizure or attachment has not been removed or otherwise released within ten (10) days of the creation or the assertion thereof; or

     (iii) such sale or encumbrance is expressly permitted pursuant to the Securities Purchase Agreement and the express terms of this Master Security Agreement.

     (c) any Assignor shall become insolvent, cease operations, dissolve, terminate our business existence, make an assignment for the benefit of creditors, suffer the appointment of a receiver, trustee, liquidator or custodian of all or any part of Assignors’ property, except as expressly permitted pursuant to the Securities Purchase Agreement;

     (d) any proceedings under any bankruptcy or insolvency law shall be commenced by or against any Assignor that is not dismissed within sixty (60) days;

     (e) the Company shall repudiate, purport to revoke or fail to perform any or all of its obligations under any Note (after passage of applicable cure period, if any); or

     (f) an Event of Default shall have occurred and be continuing under and as defined in any Document.

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     5. Upon the occurrence and during the continuance of any Event of Default and at any time thereafter, Laurus may declare all Obligations immediately due and payable and Laurus shall have the remedies of a secured party provided in the Uniform Commercial Code as in effect in the State of New York, this Agreement and other applicable law. Upon the occurrence of any Event of Default and at any time thereafter, Laurus will have the right to take possession of the Collateral and during the continuance of same maintain such possession on our premises or to remove the Collateral or any part thereof to such other premises as Laurus may desire. Upon Laurus’ request, each of the Assignors shall assemble or cause the Collateral to be assembled and make it available to Laurus at a place designated by Laurus. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten (10) business days before such disposition, postage prepaid, addressed to any Assignor either at such Assignor’s address shown herein or at any address appearing on Laurus’ records for such Assignor. Any proceeds of any disposition of any of the Collateral shall be applied by Laurus to the payment of all expenses in connection with the sale of the Collateral, including reasonable attorneys’ fees and other legal expenses and disbursements and the reasonable expense of retaking, holding, preparing for sale, selling, and the like, and any balance of such proceeds may be applied by Laurus toward the payment of the Obligations in such order of application as Laurus may elect, and each Assignor shall be liable for any deficiency. Notwithstanding anything to the contrary contained herein, all of Laurus’ rights and remedies hereunder shall be subject and subordinate to the rights of senior secured creditors of Assignor, whether now existing or hereafter created.

     6. If any Assignor defaults in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on such Assignor’s part to be performed or fulfilled under or pursuant to this Master Security Agreement, Laurus may, at its option without waiving its right to enforce this Master Security Agreement according to its terms, immediately or at any time thereafter and without notice to any Assignor, perform or fulfill the same or cause the performance or fulfillment of the same for each Assignor’s joint and several account and at each Assignor’s joint and several cost and expense, and the cost and expense thereof (including reasonable attorneys’ fees) shall be added to the Obligations and shall be payable on demand with interest thereon at the highest rate permitted by law.

     7. Each Assignor appoints Laurus, any of Laurus’ officers, employees or any other person or entity whom Laurus may designate as our attorney,; to file financing statements against us covering the Collateral (and, in connection with the filing of any such financing statements, describe the Collateral as “all assets and all personal property, whether now owned and/or hereafter acquired” (or any substantially similar variation thereof)) and during the existence of an Event of Default, with power to execute such documents in each of our behalf and to supply any omitted information and correct patent errors in any documents executed by any Assignor or on any Assignor’s behalf to sign our name on public records; and to do all other things Laurus deem necessary to carry out this Master Security Agreement. Each Assignor hereby ratifies and approves all acts of the attorney and neither Laurus nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). This power being coupled with an interest, is irrevocable so long as any Obligations remains unpaid.

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     8. No delay or failure on Laurus’ part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by Laurus and then only to the extent therein set forth, and no waiver by Laurus of any default shall operate as a waiver of any other default or of the same default on a future occasion. Laurus’ books and records containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, shall be binding upon each Assignor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof. Laurus shall have the right to enforce any one or more of the remedies available to Laurus, successively, alternately or concurrently. Each Assignor agrees to join with Laurus in executing financing statements or other instruments to the extent required by the Uniform Commercial Code in form satisfactory to Laurus and in executing such other documents or instruments as may be required or deemed necessary by Laurus for purposes of affecting or continuing Laurus’ security interest in the Collateral. Notwithstanding anything to the contrary herein, in connection with any disposition, sale, pledge or transfer of any Collateral by any Assignor that is expressly permitted herein, Laurus hereby irrevocably authorizes the Company or its agent to file in any jurisdiction any amendment terminating or releasing any financing statement, in whole or in part, relating to such Collateral without the signature of Laurus.

     9. This Master Security Agreement shall be governed by and construed in accordance with the laws of the State of New York and cannot be terminated orally. All of the rights, remedies, options, privileges and elections given to Laurus hereunder shall inure to the benefit of Laurus’ successors and assigns. The term “Laurus” as herein used shall include Laurus, any parent of Laurus’, any of Laurus’ subsidiaries and any co-subsidiaries of Laurus’ parent, whether now existing or hereafter created or acquired, and all of the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of each of the foregoing, and shall bind the representatives, successors and assigns of each Assignor. Laurus and each Assignor hereby (a) waive any and all right to trial by jury in litigation relating to this Agreement and the transactions contemplated hereby and each Assignor agrees not to assert any counterclaim in such litigation, (b) submit to the nonexclusive jurisdiction of any New York State court sitting in the borough of Manhattan, the city of New York and (c) waive any objection Laurus or each Assignor may have as to the bringing or maintaining of such action with any such court.

     10. It is understood and agreed that any person or entity that desires to become an Assignor hereunder, or is required to execute a counterpart of this Master Security Agreement after the date hereof pursuant to the requirements of any Document, shall become an Assignor hereunder by (x) executing a Joinder Agreement in form and substance satisfactory to Laurus, (y) delivering supplements to such exhibits and annexes to such Documents as Laurus shall reasonably request and (z) taking all actions as specified in this Agreement as would have been taken by such Assignor had it been an original party to this Agreement, in each case with all documents required above to be delivered to Laurus and with all documents and actions required above to be taken to the reasonable satisfaction of Laurus.

     11. All notices from Laurus to any Assignor shall be sufficiently given if mailed or delivered to such Assignor’s address set forth below.

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     12. Laurus hereby acknowledges and agrees that all of Laurus’ Liens on the Collateral and the exercise of all of its rights and remedies hereunder are subject and subordinate to those of any senior secured creditor (or creditors) that provides (or provide) a credit facility whether now or hereafter created, to any one or more of the undersigned, so long as the aggregate principal amount of such credit facility shall equal up to $18,000,000 and Laurus agrees that it shall, at the request of one or more of the undersigned, execute a subordination agreement, reasonably acceptable to Laurus and such senior creditor (or creditors) effecting and evidencing such subordination.

Very truly yours,

ACCERIS COMMUNICATIONS INC., a Florida corporation

By:

Name:

Title:

Address:

ACCERIS COMMUNICATIONS TECHNOLOGIES, INC., a Delaware corporation

By:

Name:

Title:

Address:

ACCERIS COMMUNICATIONS CORP., a Delaware corporation

By:

Name:

Title:

Address:

MIBRIDGE, INC., a Utah corporation

By:

Name:

Title:

Address:

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ACKNOWLEDGED:

LAURUS MASTER FUND, LTD.

By:

Name:

Title:

Address:

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SCHEDULE A

Entity
Jurisdiction of Organization
Organization Identification Number

[Assignors]

Acceris Communications Inc.
Jurisdiction of Organization: Florida
Organization ID No.: 59-2291344

Acceris Communications Technologies, Inc.
Jurisdiction of Organization: Delaware
Organization ID No.: 75-3116142

Acceris Communications Corp.
Jurisdiction of Organization: Delaware
Organization ID No.: 13-4119107

Mibridge, Inc.
Jurisdiction of Organization: Utah
Organization ID No.:

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October 14, 2004